Intertek

August 30, 2010

Mark Soffa
Fuel Doctor LLC
23679 Calabasas road
Calabasas, Ca, 91302

Dear Mark Soffa

We appreciate the opportunity to be of service to you. Please find enclosed one copy of Intertek Report No. 100191915CHI-001 covering the tests performed on your behalf.

<u>Model Tested:</u>
FD -47

If there are any questions regarding the results contained in this report, or any of the other services offered by Intertek, please do not hesitate to contact me.

Sincerely,

Jeremy Tidd
Performance Team Leader
Intertek

INTERTEK REPORT

545 East Algonquin Road Suite F, Arlington Heights, IL 60005

Project No.G100191915 Date: August 30, 2010

REPORT NO. 100191915CHI-001
RENDERED TO:

Fuel Doctor LLC
23679 Calabasas road
Calabasas, Ca, 91302

Report Scope: The project was established to verify the claim that the Model FD-47 Fuel doctor will increase fuel economy.

Limitation Statement: This report concludes and represents the results of the evaluation and tests of the referenced equipment to the requirements contained in the identified standards:

Authorization: The tests were authorized signed Intertek Quote No500241509 dated August 10, 2010.

Sample Description: Five, Model FD-47, were had delivered without packaging by Douglas Hungerford and given to the drivers of the vehicles on the day's the test was performed on that vehicle.

Date of Tests: August 16, 2010 to August 23, 2010.

Report Reviewed By:

Jeremy Tidd
Performance Team Leader
Intertek

Tested By:

Frank C. Pecoraro
Project Engineer
Performance

Test Data:

Without Model FD-47

Type of Vehicle	AC	Radio	Driving Conditions	Miles Driven	Fuel Used	Calculated MPG
2001 Volkswagen Jetta	On	On	Sunny Day	146.4	5.817 Gal.	25.167
1997 Jeep	NA	On	Sunny Day	147.8	6.825 Gal.	21.655
2005 Hyundai	On	On	Sunny Day	149.5	4.459 Gal.	33.527
2001 Pontiac Grand Prix GTP	On	On	Sunny Day	308.9	10.787 Gal	28.636
1999 Jeep Cherokee Sport	On	On	Sunny Day	306	13.823 Gal	22.137

With Model FD-47

Type of Vehicle	AC	Radio	Driving Conditions	Miles Driven	Fuel Used	Calculated MPG
2001 Volkswagen Jetta	On	On	Sunny Day	146	5.169 Gal.	28.24
1997 Jeep	NA	On	Sunny Day	147.9	5.945 Gal.	24.878
2005 Hyundai	On	On	Sunny Day	149.4	3.498 Gal.	42.710
2001 Pontiac Grand Prix GTP	On	On	Sunny Day	308.8	10.581 Gal.	29.184
1999 Jeep Cherokee Sport	On	On	Sunny Day	306	13.85 Gal.	22.09

Device under Test Description & Photos:

The Fuel Doctor tested for this report was Model Number FD-47,

